Homebuilding debt and other affiliate debt	12 Months Ended
Dec. 31, 2022
Homebuilding debt and other affiliate debt
Homebuilding debt and other affiliate debt

Note 5 — Homebuilding debt and other affiliate debt

GSH, jointly with Other Affiliates considered to be under common control, enters into debt arrangements with financial institutions. These debt arrangements are in the form of revolving lines of credit and are generally secured by land (developed lots and undeveloped land) and homes (under construction and finished). GSH and certain related Other Affiliates, are collectively referred to as the Nieri Group. The Nieri Group entities are jointly and severely liable for the outstanding balances under the revolving lines of credit, however, the Company has been deemed the primary obligor. The Company is considered the primary legal obligor of such debt as it is the sole cash generating entity and responsible for repayment of the debt. As such, the Company has recorded the outstanding advances under the financial institution debt and other debt within these financial statements as of December 31, 2022 and 2021.

A portion of the revolving lines of credit were drawn down for the sole operational benefit of the Nieri Group and Other Affiliates outside of the Company. These line of credit balances are reflected in the table below as Other Affiliates’ debt

The advances from the revolving construction lines, reflected as Homebuilding debt, are used to build homes and are repaid incrementally upon individual home sales. The various revolving construction lines are collateralized by the homes under construction and developed lots. The revolving construction lines are fully secured, and the availability of funds are based on the inventory value at the time of the draw request. Interest accrued on the loans is added to the balance of the loans outstanding and is paid concurrently with the principal repayments made upon the occurrence of individual home sales. As the average construction time for homes is less than one year, all outstanding debt is considered short-term as of December 31, 2022 and 2021.

The following table and descriptions summarize the Company’s debt as of December 31, 2022 and 2021:

	2022
		Homebuilding
	Weighted	Debt – Wells
	average	Fargo
	interest rate	Syndication	Other Affiliates(2)	Total
Wells Fargo Bank	4.98%	$34,995,080	$8,203,772	$43,198,852
Regions Bank	4.98%	27,550,618	—	27,550,618
Texas Capital Bank	4.98%	19,676,552	—	19,676,552
Truist Bank	4.98%	19,659,329	—	19,659,329
First National Bank	4.98%	7,870,621	—	7,870,621
Anderson Brothers	4.74%	—	2,841,034	2,841,034
Total debt on contracts		$109,752,200	$11,044,806	$120,797,006

	2021
		Homebuilding
	Weighted	Debt – Wells
	average	Fargo	Homebuilding
	interest rate(1)	Syndication	Debt – Other	Other Affiliates(2)	Total
Wells Fargo Bank	3.63%	$36,453,801	$—	$—	$36,453,801
Regions Bank	3.63%/ 4.40%	23,189,545	—	918,453	24,107,998
Texas Capital Bank	3.63%	16,561,385	—	—	16,561,385
Truist Bank	3.63%	16,543,353	—	—	16,543,353
First National Bank	3.63%/ 3.88%	6,624,554	—	21,160	6,645,714
Anderson Brothers	4.25%	—	439,200	1,608,300	2,047,500
Other debt	—%	—	142,536	—	142,536
Total debt on contracts		$99,372,638	$581,736	$2,547,913	$102,502,287
(1)	The weighted average interest rate for the Wells Fargo Syndication debt is 3.63%. The 4.40% and 3.88% represents the weighted average interest rate for Other Affiliates debt for Regions Bank and First National Bank, respectively.
(2)	Outstanding balances relate to bank financing for land acquisition and development activities of Other Affiliates for which the Company is the co-obligor or has an indirect guarantee of the indebtedness of the Other Affiliates. In addition, the $8,203,772 of Other Affiliates debt with Wells Fargo Bank as of December 31, 2022 is part of the Wells Fargo Syndication.

Wells Fargo Syndication

In July 2021, the Nieri Group entities entered into a $150,000,000 Syndicated Credit Agreement (“Syndicated Line”) with Wells Fargo Bank, National Association (“Wells Fargo”). The Syndicated Line is a three-year revolving credit facility with a maturity date of July 2024, and an option to extend the maturity date for one year that can be exercised upon approval from Wells Fargo. The Syndicated Line also includes a $2,000,000 letter of credit as a sub-facility subjected to the same terms and conditions as the Syndicated Line. The Company used the proceeds from the Syndicated Line to repay all syndication group participants’ outstanding construction line balances. The syndication group consisted of Wells Fargo Bank, Regions Bank, Texas Capital Bank, Truist Bank and First National Bank.

The remaining availability on the Syndicated Line was $32,044,028, as of December 31, 2022 and $50,627,362 as of December 31, 2021. The Company pays a fee ranging between 15 and 30 basis points per annum depending on the unused amount of the Syndicated Line. The fee is computed on a daily basis and paid quarterly in arrears.

The Syndication Agreement contains financial covenants, including (a) a minimum tangible net worth of no less than the sum of (x) $65 million and (y) 25% of positive after-tax income, as of December 31, 2022 (which amount is subject to increase over time based on earnings), (b) a maximum leverage covenant that prohibits the leverage ratio from exceeding 2.75 to 1.00 for any fiscal quarter, (c) a minimum debt service coverage ratio to be less than 2.50 to 1.00 for any fiscal quarter, and (d) a minimum liquidity amount of not less than $15,000,000 at all times and unrestricted cash of not less than $7,500,000 at all times. The Nieri Group was in compliance with all debt covenants as of December 31, 2022, and 2021.

The interest rates on the borrowings under the Syndicated Line vary based on the Nieri Group’s leverage ratio and may be based on the greater of either LIBOR plus an applicable margin (ranging from 275 basis points to 350 basis points) based on the Company’s leverage ratio as determined in accordance with a pricing grid, or the base rate plus the aforementioned applicable margin. The interest rate on borrowings under the Syndicated Line may be based on the LIBOR rate and if the LIBOR rate is no longer available, the agreement contemplates transitioning to an alternative widely available market rate agreeable between parties.

The amounts in Other Affiliates debt are unrelated to the operations of the Company, and therefore, an equal amount is included in Net due to and due from shareholders and other affiliates on the Balance Sheets. For the years ended December 31, 2022, 2021, and 2020, Other Affiliates borrowed $10,851,187, $10,025,865, $13,259,394, respectively and repaid $918,453, $5,624,330, and $7,499,472, respectively. These amounts are recorded on the Statements of Cash Flows, financing activities section, with borrowings presented as Proceeds from other affiliate debt and repayments as Repayments of other affiliate debt.

For the years ended December 31, 2022, 2021, and 2020, the Company capitalized $141,245, $1,264,403, $337,500, of deferred loan costs, respectively. The Company recognized $404,146, $421,186, and $408,674, respectively, of amortized deferred loan costs within Other income (expense), net for the years ended December 31, 2022, 2021, and 2020, respectively. Outstanding deferred loan costs related to the Company’s Homebuilding debt were $711,060 and $973,961 as of December 31, 2022 and 2021, respectively, and are included in Prepaid expenses and other assets on the Balance Sheets.

Other Debt

The Company enters into retail installment contracts with unrelated third parties. The maturity date of the borrowings was in August 2022 and the amount was repaid in full.